UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 25, 2014

ATHLON ENERGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36026	46-2549833
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

420 Throckmorton Street, Suite 1200, Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (817) 984-8200

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                           Results of Operations and Financial Condition.

On February 25, 2014, Athlon Energy Inc. (“Athlon”) issued a press release announcing, among other things, (1) its unaudited fourth quarter and full year of 2013 results and (2) estimated proved oil and natural gas reserves as of December 31, 2013.  A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The attached press release includes, among other things, the following reserve and financial measures:

•                  Reserve Replacement Ratio:  Reserve replacement ratio calculated as the sum of reserve extensions, discoveries, and revisions of previous estimates divided by production.  The following table shows the calculation of reserve replacement ratio for 2013 (unaudited):

Extensions and discoveries (MBOE)	41,031
Revisions of previous estimates (MBOE)	3,873
Total development reserve additions (MBOE)	44,904
Divided by production (MBOE)	4,458
Reserve replacement ratio	10.1

Given the inherent decline of reserves resulting from production, an oil and natural gas company must more than offset produced volumes with new reserves in order to grow.  Athlon’s management uses the reserve replacement ratio as an indicator of its ability to replenish annual production volumes and grow its reserves.  Athlon’s management believes that reserve replacement ratio is relevant and useful information that is commonly used by analysts, investors, and other interested parties in the oil and gas industry as a means of evaluating the operational performance and prospects of entities engaged in the production and sale of depleting natural resources.  It should be noted that the reserve replacement ratio is a statistical indicator that has limitations.  As an annual measure, the reserve replacement ratio is limited because it typically varies widely based on the extent and timing of new discoveries and property acquisitions.  Its predictive and comparative value is also limited for the same reasons.  In addition, since the reserve replacement ratio does not consider the cost or timing of future production of new reserves, it cannot be used as a measure of value creation.  The reserve replacement ratio does not distinguish between changes in reserve quantities that are developed and those that will require additional time and funding to develop.

•                  Drill Bit Finding and Development (“F&D”) Cost:  Drill bit F&D cost was calculated as the sum of development and exploration costs (excluding asset retirement obligations incurred) divided by the sum of reserve extensions, discoveries, and revisions of previous estimates.  The following table shows the calculation for drill bit F&D cost for 2013 (unaudited):

Extensions and discoveries (MBOE)	41,031
Revisions of previous estimates (MBOE)	3,873
Total development reserve additions (MBOE)	44,904

Development costs incurred (in thousands)	$180,011
Exploration costs incurred (in thousands)	218,680
Total development and exploration costs incurred (in thousands)	398,691
Less: asset retirement obligations incurred (in thousands)	(1,013)
Total development and exploration costs incurred,
excluding asset retirement obligations (in thousands)	397,678
Divided by total development reserve additions (MBOE)	44,904
Drill bit F&D cost per BOE	$8.86

Consistent with industry practice, future capital costs to develop proved undeveloped reserves were not included in the calculation of costs incurred.  Athlon’s calculation of reserve replacement cost includes costs and reserve additions related to the purchase of proved reserves.  The methods used to calculate Athlon’s drill bit F&D cost may differ significantly from methods used by other companies to compute similar measures.  As a result, Athlon’s drill bit F&D cost may not be comparable to similar measures provided by other companies.  Athlon believes that providing drill bit F&D cost is useful in evaluating the total cost of reserves additions.  However, this measure is provided in addition to, and not as an alternative for, and should be read in conjunction with, the information contained in Athlon’s consolidated financial statements prepared in accordance with generally accepted accounting principles.  Due to various factors, including timing differences in reserves additions and the related costs to develop those reserves, drill bit F&D cost does not necessarily reflect precisely the costs associated with particular reserves.  As a result of various factors that could materially affect the timing and amounts of future increases in reserves and the timing and amounts of future costs, Athlon cannot assure you that its future drill bit F&D cost will not differ materially from those presented herein.

•                  Present value of future net revenues (“PV-10”):  PV-10 is the estimated future gross revenue to be generated from the production of proved reserves, net of estimated production and future development and abandonment costs, using prices and costs in effect at the determination date, before income taxes, and without giving effect to non-property related expenses, discounted to a present value using an annual discount rate of 10% in accordance with the guidelines of the SEC.  The following table provides a reconciliation of PV-10 to standardized measure of discounted future net cash flows as of December 31, 2013 (in millions):

PV-10 of proved reserves	$1,635.5
Less: present value of future income tax discounted at 10%	(535.8)
Standardized measure of discounted future net cash flows	$1,099.7

Athlon believes that the presentation of PV-10 is relevant and useful to investors because it presents the relative monetary significance of Athlon’s properties regardless of tax structure.  Further, investors may utilize the measure as a basis for comparison of the relative size and value of our proved reserves to other companies.  Athlon uses this measure when assessing the potential return on investment related to its oil and natural gas properties.  However, PV-10 is not equal to, nor a substitute for, the standardized measure of discounted future net cash flows.  Athlon’s PV-10 and the standardized measure of discounted future net cash flows do not purport to present the fair value of Athlon’s proved reserves.

In accordance with General Instruction B.2 of Form 8-K, the press release is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act or the Securities Exchange Act of 1934, each as amended.

Item 9.01                                           Financial Statements and Exhibits.

(d)         Exhibits.

99.1                        Press Release dated February 25, 2014 regarding unaudited fourth quarter and full year of 2013 results and year-end 2013 proved reserves.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATHLON ENERGY INC.

Date: February 26, 2014	By:	/s/ William B. D. Butler
William B. D. Butler
Vice President—Chief Financial Officer and
Principal Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated February 25, 2014 regarding unaudited fourth quarter and full year of 2013 results and year-end 2013 proved reserves.